EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of PRINCIPLE SECURITY INTERNATIONAL, INC. (the “Company”) on Form 10-Q for the period ended February 29, 2008 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Charles Payne, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)      The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHARLES PAYNE
Charles Payne
Chief Executive and Chief Financial Officer
April 10, 2008